UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2021
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
6.625% Senior Notes due 2045	TDI	New York Stock Exchange
5.875% Senior Notes due 2061	TDA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

On August 16, 2021, Telephone and Data Systems, Inc. (the “Company”) consummated its public offering of 27,600,000 shares (the “Depositary Shares”) (including 3,600,000 Depositary Shares pursuant to the Representatives' (as defined below) exercise of their over-allotment option pursuant to the Underwriting Agreement (as defined below)), each representing a 1/1,000th interest in a share of the Company’s 6.000% Series VV Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, (the “Series VV Preferred Stock”), with a liquidation preference of $25,000 per share (equivalent to $25.00 per Depositary Share).

Dividends on the Series VV Preferred Stock will be payable on a cumulative basis only when, as and if declared, quarterly in arrears on March 31st, June 30th, September 30th and December 31st of each year, commencing on September 30, 2021, at a rate equal to 6.000% of the liquidation preference per annum.

In connection with such transaction, the Company adopted a Certificate of Designations (the “Certificate of Designations”) with respect to the Series VV Preferred Stock. Pursuant to the Certificate of Designations, the Series VV Preferred Stock rank senior to the Company’s Common Stock, as defined in the Certificate of Designations, and rank junior to all of the Company’s existing and future indebtedness outstanding under the Company’s credit facilities and unsecured senior notes. The Series VV Preferred Stock shall rank on parity with the Company's 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

In connection with the issuance of the Depositary Shares, on August 16, 2021, the Company entered into a Deposit Agreement (the “Deposit Agreement”), among the Company and Computershare Trust Company, N.A., as depositary (the “Depositary”), and the holders from time to time of the depositary receipts (the “Depositary Receipts”) evidencing the Depositary Shares. On the same date, the 27,600 shares of Series VV Preferred Stock underlying the Depositary Shares were deposited with the Depositary against the delivery of the Depositary Receipts pursuant to the Deposit Agreement. The Deposit Agreement is attached hereto as Exhibit 4.2 and the form of Depositary Receipt is attached hereto as Exhibit 4.3. The foregoing description of the Deposit Agreement and the Depositary Receipts are qualified in their entirety by reference to Exhibits 4.2 and 4.3, respectively, each of which is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 13, 2021, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware amending the amended and restated articles of incorporation of the Company, which became effective upon filing. The Certificate of Designations creates the Series VV Preferred Stock out of the authorized and unissued shares of preferred stock of the Company, establishes the terms of the Series VV Preferred Stock, fixes the authorized number of shares of Series VV Preferred Stock to 27,600, and provides for certain other rights, preferences, privileges, qualifications, restrictions and limitations of the Series VV Preferred Stock. A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 8.01. Other Events

On August 9, 2021, the Company entered into an Underwriting Agreement, dated August 9, 2021 (the “Underwriting Agreement”), among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters named therein, and a related Terms Agreement (the “Terms Agreement”) among the Company and the Representatives. A copy of the Underwriting Agreement and the Terms Agreement are filed as Exhibit 1.1 and Exhibit 1.2, respectively, each of which is incorporated by reference herein.

The Depositary Shares were offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-231181), filed with the Securities and Exchange Commission (the “Commission”) on May 2, 2019, and amended by Post-Effective Amendment No. 1 thereto on February 23, 2021, and a prospectus supplement related to the Depositary Shares dated August 9, 2021 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended).

In connection with the issuance of the Depositary Shares, Sidley Austin LLP provided the Company with the legal opinion filed as Exhibit 5.1 hereto, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibits
1.1
Underwriting Agreement, dated as of August 9, 2021, among Telephone and Data Systems, Inc., and BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

1.2
Terms Agreement, dated as of August 9, 2021 among Telephone and Data Systems, Inc., and BofA Securities, Inc., Citigroup Global Markets Inc. Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4.1
Certificate of Designations of Telephone and Data Systems, Inc. filed on August 13, 2021 with the Secretary of the State of Delaware designating the preferences, limitations, voting powers and relative rights of the Series VV Preferred Stock

4.2
Deposit Agreement, dated as of August 16, 2021, among Telephone and Data Systems, Inc., and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts issued thereunder.

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2 hereto).

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	August 16, 2021	By:	/s/ Peter L. Sereda
Peter L. Sereda
Executive Vice President and Chief Financial Officer
(principal financial officer)